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                                                                    EXHIBIT 10.1


                                PERCEPTRON, INC.

                            2004 STOCK INCENTIVE PLAN


                              I. GENERAL PROVISIONS

         1.1 ESTABLISHMENT. On October 22, 2004, the Board of Directors ("Board") of Perceptron, Inc., a Michigan corporation ("Corporation"), adopted the 2004 Stock Incentive Plan ("Plan").

         1.2 PURPOSE. The purpose of the Plan is (i) to promote the best interests of the Corporation and its shareholders by encouraging Employees, Consultants and non-employee directors of the Corporation and its Subsidiaries to acquire an ownership interest in the Corporation through Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Awards, Director Stock Purchase Rights and Deferred Stock Units, thus identifying their interests with those of shareholders, and (ii) to enhance the ability of the Corporation to attract and retain qualified Employees, Consultants and non-employee directors. It is the further purpose of the Plan to permit the granting of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Share Awards that will constitute performance based compensation, as described in Section 162(m) of the Code, and regulations promulgated thereunder. After the Effective Date, the Corporation shall no longer issue any awards under the 1992 Stock Option Plan and the Directors Stock Option Plan.

         1.3 DEFINITIONS. As used in this Plan, the following terms have the meaning described below:

                  (a) "Agreement" means the written agreement that sets forth the terms of a Participant's Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit.

                  (b) "Approval Date" means October 22, 2004, the date the Plan was approved by the Board.

                  (c) "Award" means Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Awards, Deferred Stock Units and Director Stock Purchase Rights.

                  (d) "Board" means the Board of Directors of the Corporation.

                  (e) "Change in Control" means (i) a merger involving the Corporation in which the Corporation is not the surviving corporation (other than a merger with a wholly-owned subsidiary of the Corporation formed for the purpose of changing the Corporation's corporate domicile); (ii) a share exchange in which the shareholders of the Corporation exchange their stock in the Corporation for stock of another corporation (other than a share exchange in which all or substantially all of the holders of the voting stock of the Corporation, immediately prior to the transaction, exchange, on a pro rata basis, their voting stock of the Corporation for more than 50% of the voting stock of such

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other corporation); (iii) the sale of all or substantially all of the assets of the Corporation; or (iv) any person or group of persons (as defined by Section 13(d) of the Securities Exchange Act of 1934, as amended) (other than any employee benefit plan or employee benefit trust benefitting the employees of the Corporation) becoming a beneficial owner, directly or indirectly, of securities of the Corporation representing more than fifty (50%) percent of either the then outstanding Common Stock of the Corporation, or the combined voting power of the Corporation's then outstanding voting securities.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended.

                  (g) "Committee" means the Management Development, Compensation and Stock Option Committee of the Corporation or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers. The Committee shall be comprised of two or more members of the Board.

                  (h) "Common Stock" means shares of the Corporation's authorized common stock.

                  (i) "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to the Corporation, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Corporation from offering or selling securities to such person pursuant to the Plan in reliance on a Form S-8 Registration Statement under the Securities Act.

                  (j) "Corporation" means Perceptron, Inc. a Michigan corporation.

                  (k) "Deferred Stock Unit" means a bookkeeping entry representing a right granted to a Participant pursuant to Article VII of the Plan to receive a share of Common Stock on a date determined in accordance with the provisions of Article VII of the Plan.

                  (l) "Director" means a member of the Corporation's Board of Directors.

                  (m) "Director Fee Payment Date" shall mean each March 1, June 1, September 1 and December 1.

                  (n) "Director Stock Purchase Right" means an election by a Director to purchase Common Stock in accordance with Article VI of the Plan.

                  (o) "Disability" means total and permanent disability, as defined in Code Section 22(e).

                  (p) "Dividend Equivalent" means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant.


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                  (q) "Effective Date" means the day after the Plan is approved by shareholders of the Corporation.

                  (r) "Employee" means an individual who has an "employment relationship" with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421-7(h), and the term "employment" means employment with the Corporation, or a Subsidiary of the Corporation.

                  (s) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor thereto.

                  (t) "Fair Market Value" means for purposes of determining the value of Common Stock on the Grant Date:

                           (i) the average of the closing sales prices of the
Common Stock on the principal securities exchange on which the Common Stock may at the time be listed (or, if there have been no sales on such exchange on any day, the average of the closing high bid and low asked prices on such exchange at the end of such day) for the five (5) consecutive trading days on such exchange immediately preceding the Grant Date; or

                           (ii) if the Common Stock is not listed on a
securities exchange, the average of the closing sales prices of the Common Stock on The Nasdaq Stock Market (or, if there have been no sales on The Nasdaq Stock Market on any such day, the average of the closing high bid and low asked prices on The Nasdaq Stock Market at the end of such day) for the five (5) consecutive trading days on The Nasdaq Stock Market immediately preceding the Grant Date; or

                           (iii) if the Common Stock is not listed on any
domestic stock exchange or The Nasdaq Stock Market, the average of the mean between the closing high bid and low asked price as reported by the OTC Bulletin Board for the five (5) consecutive trading days on the OTC Bulletin Board immediately preceding the Grant Date; or

                           (iv) if none of the foregoing clauses apply, the fair
value as determined in good faith by the Committee.

Unless otherwise specified in the Plan, "Fair Market Value" for purposes of determining the value of Common Stock on the date of exercise means the applicable definitions under (i)-(iv) above, substituting the date of exercise for the Grant Date, unless otherwise required by applicable law.

                  (u) "Grant Date" means the date on which the Committee authorizes an individual Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, or a Director Fee Payment Date in the case of a Director Stock Purchase Right, or such later date as shall be designated by the Committee.

                  (v) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

                  (w) "Indexed Option" means an Option with an exercise price which either increases by a fixed percentage over time or changes by reference to a published index, as determined by the Committee.


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                  (x) "Nonqualified Stock Option" means an Option that is not intended to constitute an Incentive Stock Option.

                  (y) "Option" means either an Incentive Stock Option, a Nonqualified Stock Option or an Indexed Option.

                  (z) "Participant" means an Employee or non-employee director or Consultant designated by the Committee to participate in the Plan.

                  (aa) "Performance Measures" shall mean the measures of performance of the Corporation and its Subsidiaries used to determine a Participant's entitlement to an award under the Plan. Performance Measures shall have the same meanings as used in the Corporation's financial statements, or, if such terms are not used in the Corporation's financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Corporation's industry. Performance Measures shall be calculated with respect to the Corporation and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures shall be calculated in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee, prior to the accrual or payment of any award under this Plan for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals. Performance Measures may be one or more of the following, or a combination of the any of the following, as determined by the Committee:

                           (i)        revenue;

                           (ii)       gross margin;

                           (iii)      operating margin;

                           (iv)       operating income;

                           (v)        pre-tax profit;

                           (vi)       earnings before interest, taxes and
                                      depreciation;

                           (vii)      net income;

                           (viii)     cash flow;

                           (ix)       expenses;

                           (x)        the market price of the Common Stock;

                           (xi)       earnings per share;

                           (xii)      operating income per share


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                           (xiii)     return on stockholder equity;

                           (xiv)      return on capital;

                           (xv)       return on net assets;

                           (xvi)      economic value added;

                           (xvii)     market share;

                           (xviii)    return on investment;

                           (xix)      profit after tax;

                           (xx)       product approval;

                           (xxi)      market capitalization;

                           (xxii)     new products; and

                           (xxiii)    research and development activity.

         Performance measures are required to be reapproved by shareholders of the Corporation, to the extent required by Section 162(m) of the Code, which currently requires such reapproval at the first shareholders meeting that occurs in the fifth year following the Effective Date.

                  (bb) "Performance Share Award" means a performance share award that is granted in accordance with Article V of the plan.

                  (cc) "Performance Share Award Unit" means a Performance Share Award described in Section 5.2(d)(ii).

                  (dd) "Plan" means the Perceptron, Inc. 2004 Stock Incentive Plan, the terms of which are set forth herein, and amendments thereto.

                  (ee) "Restriction Period" means the period of time during which a Participant's Restricted Stock or Restricted Stock Unit grant is subject to restrictions and is nontransferable.

                  (ff) "Restricted Stock" means Common Stock that is subject to restrictions.

                  (gg) "Restricted Stock Unit" means a right granted pursuant to
Article IV to receive Restricted Stock or an equivalent value in cash pursuant to the terms of the Plan and the related Agreement.

                  (hh) "Retirement" means termination of employment on or after the attainment of age 65 and completion of three (3) years of service with the Corporation.

                  (ii) "Securities Act" means the Securities Act of 1933, as amended.


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                  (jj) "Stock Appreciation Right" means the right to receive a cash or Common Stock payment from the Corporation, in accordance with Article III of the Plan.

                  (kk) "Subsidiary" means a corporation or other entity defined in Code Section 424(f).

                  (ll) "Tandem Stock Appreciation Right" means a Stock Appreciation Right granted in tandem with an Option.

                  (mm) "Vested" means the extent to which an Option or Stock Appreciation Right granted hereunder has become exercisable in accordance with this Plan and the terms of the respective Agreement pursuant to which such Option or Stock Appreciation Right was granted.

         1.4 ADMINISTRATION.

                  (a) The Plan shall be administered by the Committee. At all times it is intended that the directors appointed to serve on the Committee shall be "disinterested persons" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and "outside directors" (within the meaning of Code
Section 162(m)); however, the mere fact that a Committee member shall fail to qualify under either of these requirements shall not invalidate any award made by the Committee if the award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time, at the discretion of the Board.

                  (b) The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit granted under the Plan or any Director Stock Purchase Right shall be final and binding upon all Participants. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any grant or award hereunder.

                  (c) In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, but, in the case of Options, Stock Appreciation Rights and other Awards designated as Awards under Code Section 162(m), subject to the requirements of Code Section 162(m), the Committee shall have the full and final power and authority, in its discretion:

                           (i) to amend, modify, extend, cancel or renew any
Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Deferred Stock Unit or Director Stock Purchase Right or to waive any restrictions or conditions applicable to any Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Deferred Stock Unit or Director Stock Purchase Right or any shares acquired pursuant thereto;

                           (ii) to accelerate, continue, extend or defer the
exercisability or vesting of any Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Deferred Stock Unit or Director Stock Purchase Right or any shares acquired pursuant thereto, including with respect to the period following a Participant's termination of employment with the Corporation;

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                           (iii) to authorize, in conjunction with any
applicable deferred compensation plan of the Corporation, that the receipt of cash or Common Stock subject to any Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Deferred Stock Unit or Director Stock Purchase Right under this Plan may be deferred under the terms and conditions of such deferred compensation plan;

                  (d) To the extent permitted by applicable law, the Committee may delegate to one or more officers of the Corporation or a committee of such officers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Awards and Deferred Stock Units to, or to cancel, modify, waive rights with respect to, alter, discontinue or terminate any of the foregoing, held by Participants who are not officers or directors of the Corporation for purposes of Section 16 of the Exchange Act.

         1.5 PARTICIPANTS. Participants in the Plan shall be such Employees (including Employees who are directors), non-employee directors of, or Consultants to, the Corporation and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Awards and Deferred Stock Units to an individual upon the condition that the individual become an Employee of the Corporation or of a Subsidiary, provided that the Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit shall be deemed to be granted only on the date that the individual becomes an Employee. Awards covered by Code Section 162(m) shall be made to key Employees designated by the Committee.

         1.6 STOCK. The Corporation has reserved 600,000 shares of the Corporation's Common Stock for issuance in conjunction with all Options and other stock-based awards to be granted under the Plan. All of the 600,000 shares of the Corporation's Common Stock so reserved may be granted as ISOs. Shares subject to any unexercised portion of a terminated, cancelled or expired Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, or Performance Share Award granted hereunder may again be subjected to grants and awards under the Plan. In the event that an Option granted under the Plan is exercised by delivering shares of Common Stock that previously were acquired by exercising Options granted under the Plan, such shares of previously-acquired Common Stock so delivered to the Corporation may again be subject to grants under the Plan. Shares of Common Stock shall not be deemed to have been granted pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld in satisfaction of tax withholding obligations pursuant to Section 10.6. Upon payment in shares of Common Stock pursuant to the exercise of a Stock Appreciation Right, the number of shares available for grant under the Plan shall be reduced only by the number of shares actually issued in such payment. All provisions in this Section 1.6 shall be adjusted, as applicable, in accordance with Article VIII.

         1.7 NO REPRICING. Without the affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at a meeting of the shareholders of the Corporation at which a quorum representing a majority of all outstanding shares of Common Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options and/or Stock Appreciation Rights and the grant in substitution therefore of any new awards under the Plan having a lower exercise price or (b) the amendment of outstanding Options and/or Stock Appreciation Rights to reduce the exercise price thereof. This paragraph shall


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not be construed to apply to "issuing or assuming a stock option in a transaction to which section 424(a) applies," within the meaning of Section 424 of the Code.

                                II. STOCK OPTIONS

         2.1 GRANT OF OPTIONS. The Committee, at any time and from time to time, subject to the terms and conditions of the Plan, may grant Options to such Participants and for such number of shares of Common Stock (whole or fractional) as it shall designate; provided, however, that no Participant may be granted Options during any one fiscal year of the Corporation to purchase more than 200,000 shares of Common Stock. Any Participant may hold more than one Option under the Plan and any other Plan of the Corporation or Subsidiary. The Committee shall determine the general terms and conditions of exercise, including any applicable vesting requirements, which shall be set forth in a Participant's Option Agreement. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option. At the discretion of the Committee, an Option may be granted in tandem with a Stock Appreciation Right. Options are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable. No Option shall be granted with an exercise term that extends beyond ten (10) years from the Grant Date.

         2.2 INCENTIVE STOCK OPTIONS. Any Option intended to constitute an Incentive Stock Option shall comply with the requirements of this Section 2.2. An Incentive Stock Option may only be granted to an Employee. No Incentive Stock Option shall be granted with an exercise price below the Fair Market Value of Common Stock on the Grant Date nor with an exercise term that extends beyond ten
(10) years from the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Corporation or any Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary unless, at the Grant Date, the exercise price for the Option is at least 110% of the Fair Market Value of the shares subject to the Option and the Option, by its terms, is not exercisable more than five (5) years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under the Plan (including a plan of a Subsidiary) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation (or any other limitation set forth in Code Section 422), the portion of the Option that exceeds the $100,000 limitation (or violates any other Code Section 422 limitation) shall be deemed to constitute a Nonqualified Stock Option.

         2.3 OPTION PRICE. The Committee shall determine the per share exercise price for each Option granted under the Plan; provided, however, that the option price of an option shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Option on the Grant Date. Notwithstanding anything to the contrary in this Section 2.3, in the case of an Indexed Option, the Committee shall determine the exercise price of such Indexed Option and the terms and conditions that affect, if any, any adjustments to the exercise price of such Indexed Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code. The option price will be subject to adjustment in accordance with the provisions of Section 9.1 of this Plan.


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         2.4 PAYMENT FOR OPTION SHARES. The purchase price for shares of Common
Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided that the Committee may (but is not obligated to) permit payment to be made by (a) delivery to the Corporation of outstanding shares of Common Stock on such terms and conditions as may be specified in the optionee's Agreement, (b) by delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to the Participant's broker to deliver to the Corporation sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Corporation and the brokerage firm ("cashless exercise procedure"), (c) other means determined by the Committee, or (d) any combination of the foregoing. Shares of Common Stock surrendered upon exercise shall be valued at Fair Market Value as of the date of exercise, and the certificate(s) for such shares, duly endorsed for transfer or accompanied by appropriate stock powers, shall be surrendered to the Corporation. Participants who are subject to short swing profit restrictions under the Exchange Act and who exercise an Option by tendering previously-acquired shares shall do so only in accordance with the provisions of Rule 16b-3 of the Exchange Act. Notwithstanding the foregoing, an Option may not be exercised by delivery to the Corporation of shares of Common Sock to the extent such delivery would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Corporation's stock. Until the optionee has been issued a certificate or certificates for the shares of Common Stock so purchased, he or she shall possess no rights as a record holder with respect to any such shares. In the event any Common Stock is delivered to or retained by the Corporation to satisfy all or any part of the purchase price, the part of the purchase price deemed to have been satisfied by such Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock delivered to or retained by the Corporation. The number of shares of Common Stock delivered to or retained by the Corporation in satisfaction of the purchase price shall not be a number which when multiplied by the Fair Market Value as of the date of exercise would result in a product greater than the purchase price. No fractional shares of Common Stock shall be delivered to or retained by the Corporation in satisfaction of the purchase price. In the event that an optionee exercises both an Incentive Stock Option and a Nonqualified Stock Option, separate share certificates shall be issued for shares acquired pursuant to the Incentive Stock Option and for shares acquired pursuant to the Nonqualified Stock Option.

                         III. STOCK APPRECIATION RIGHTS

         3.1 GRANT OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted, held and exercised in such form and upon such general terms and conditions as determined by the Committee on an individual basis. A Stock Appreciation Right may be granted to a Participant with respect to such number of shares of Common Stock of the Corporation as the Committee may determine; provided, however, that no Participant may be granted a Stock Appreciation Right during any one fiscal year of the Corporation for more than 200,000 shares of Common Stock. A Stock Appreciation Right may be granted on a stand-alone basis or as a Tandem Stock Appreciation Right. If a Tandem Stock Appreciation Right, the number of shares covered by the Stock Appreciation Right shall not exceed the number of shares of stock which the Participant could purchase upon the exercise of the related Option. Stock Appreciation Rights are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable. No Stock Appreciation Right shall be granted with an exercise term that extends beyond ten (10) years from the Grant Date.


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         3.2 EXERCISE PRICE. The Committee shall determine the per share exercise price for each Stock Appreciation Right granted under the Plan; provided, however, that (i) the exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Stock Appreciation Right on the Date such Stock Appreciation Right is granted, except that the exercise price of a Tandem Stock Appreciation Right may be less than the Fair Market Value on the date of grant if the Tandem Stock Appreciation Right is added to an Option following the date of grant of the Option; and (ii) the per share exercise price subject to a Tandem Stock Appreciation Right shall be the per share exercise price under the related Option.

         3.3 EXERCISE OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right shall be deemed exercised upon receipt by the Corporation of written notice of exercise from the Participant. Except as permitted under Rule 16b-3, notice of exercise of a Stock Appreciation Right by a Participant subject to the insider trading restrictions of Section 16(b) of the Securities Exchange Act of 1934, shall be limited to a period determined by the Committee or, if no period is so determined, the period beginning on the second day following the release of the Corporation's quarterly or annual summary of earnings and ending on the 15th day of the third month of the calendar quarter in which such release is made. The exercise term of each Stock Appreciation Right shall be limited to such period as set by the Committee or in a related Option. If a Tandem Stock Appreciation Right, a Stock Appreciation Right shall be exercisable only at such times and in such amounts as the related Option may be exercised. A Tandem Stock Appreciation Right shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem Stock Appreciation Right with respect to some or all of the shares subject to such Stock Appreciation Right, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem Stock Appreciation Right was exercised. Upon the exercise of an Option related to a Tandem Stock Appreciation Right as to some or all of the shares subject to such Option, the related Tandem Stock Appreciation Right shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

         3.4 STOCK APPRECIATION RIGHT ENTITLEMENT. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to payment from the Corporation, in cash, shares of Common Stock, or partly in each (as determined by the Committee in accordance with any applicable terms of the Agreement), of an amount equal to the difference between the aggregate Fair Market Value on the date of exercise for the specified number of shares being exercised and the aggregate exercise price of the Stock Appreciation Right being exercised. If the Stock Appreciation Right is granted in tandem with an Option, the payment shall be equal to the difference between:

                  (a) the Fair Market Value of the number of shares subject to the Stock Appreciation Right on the exercise date; and

                  (b) the option price of the associated Option multiplied by the number of shares available under the Option.

         3.5 MAXIMUM STOCK APPRECIATION RIGHT AMOUNT PER SHARE. The Committee may, at its sole discretion, establish (at the time of grant) a maximum amount per share which shall be payable upon the exercise of a Stock Appreciation Right, expressed as a dollar amount or as a percentage or multiple of the Option price of a related Option.


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                      IV. RESTRICTED STOCK GRANTS AND UNITS

         4.1 GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock and Restricted Stock Units under this Plan to such Participants and in such amounts as it shall determine.

         4.2 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Agreement that shall specify the terms of the restrictions, including the Restriction Period, or periods, the number of Common Stock shares subject to the grant or units, the purchase price for the shares of Restricted Stock, if any, the form of consideration that may be used to pay the purchase price of the Restricted Stock, including those specified in Section 2.4, and such other general terms and conditions, including performance goals, as the Committee shall determine.

         4.3 TRANSFERABILITY. Except as provided in this Article X, Section 10.4 or Section 10.5 of the Plan, the shares of Common Stock subject to a Restricted Stock grant or Restricted Stock Unit hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restriction Period or for such period of time as shall be established by the Committee and as shall be specified in the applicable Agreement, or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and as set forth in the applicable Agreement.

         4.4 OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any shares of Common Stock subject to a Restricted Stock grant or Restricted Stock Unit under the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing such shares to give appropriate notice of such restrictions.

         4.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Sections 4.3 and 4.4, each certificate representing shares of Common Stock subject to a Restricted Stock grant or Restricted Stock Unit shall bear the following legend:

                  The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Perceptron, Inc. 2004 Stock Incentive Plan ("Plan"), rules and administrative guidelines adopted pursuant to such Plan and an Agreement dated ___________________. A copy of the Plan, such rules and such Agreement may be obtained from the Secretary of Perceptron, Inc.

         4.6 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this
Article IV of the Plan, and subject to applicable federal and state securities laws, shares of Common Stock subject to a Restricted Stock grant or Restricted Stock Unit under the Plan shall become freely transferable by the Participant after the last day of the Restriction Period. Once the shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 4.5 of the Plan removed from the applicable Common Stock certificate. Provided further, except as set forth in Section 4.9, the Committee shall have the discretion to waive the applicable Restriction Period with respect to all or any part of the Common Stock subject to a Restricted Stock grant or Restricted Stock Unit.

         4.7 VOTING RIGHTS.

                  (a) During the Restriction Period, Participants holding shares of Common Stock subject to a Restricted Stock grant hereunder may exercise full voting rights with respect to the Restricted Stock.

                  (b) Participants shall have no voting rights with respect to shares of Common Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation).

         4.8 DIVIDENDS AND OTHER DISTRIBUTIONS.

                  (a) Except as otherwise provided in Section 4.9 or in the Participant's Agreement, during the Restriction Period, a Participant shall be entitled to receive all dividends and other distributions paid with respect to shares of Common Stock subject to a Restricted Stock grant. If any dividends or distributions are paid in shares of Common Stock during the Restriction Period, the dividend or other distribution shares shall be subject to the same restrictions on transferability as the shares of Common Stock with respect to which they were paid.

                  (b) The Committee, in its discretion, may provide in the Agreement evidencing any Restricted Stock Unit that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Common Stock having a record date prior to date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Common Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Common Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Common Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit. In the event of a dividend or distribution paid in shares of Common Stock or any other adjustment made upon a change in the capital structure of the Corporation as described in Section 9.1, appropriate adjustments shall be made in the Participant's Restricted Stock Unit so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Common Stock issuable upon settlement of the Restricted Stock Unit, and all such new, substituted or additional securities or other property shall be immediately subject to the same restrictions as are applicable to the Restricted Stock Unit.

         4.9 RESTRICTED STOCK GRANTS AND UNITS UNDER CODE SECTION 162(m). The Committee, at its discretion, may designate certain Restricted Stock grants or Restricted Stock Units as being granted pursuant to Code Section 162(m). Such Restricted Stock and Restricted Stock Units must comply with the following additional requirements, which override any other provision set forth in this
Article IV:

                  (a) Each Code Section 162(m) Restricted Stock Award or Restricted Stock Unit shall be based upon pre-established, objective performance goals that are intended to satisfy the performance-based compensation requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, a Restricted Stock Award or Restricted Stock Unit also may be subject to goals and restrictions in addition to the performance requirements.

                  (b) Each Code Section 162(m) Restricted Stock Award or Restricted Stock Unit shall be based upon the attainment of specified levels of Corporation or Subsidiary performance during a specified performance period, as measured by any or all of the Performance Measures.

                  (c) For each designated performance period, the Committee shall (i) select those Employees who shall be eligible to receive a Restricted Stock Award or Restricted Stock Unit, (ii) determine the performance period, which may be a one to five fiscal year period, (iii) determine the target levels of Corporation or Subsidiary performance, and (iv) determine the number of shares subject to a Restricted Stock Award or Restricted Stock Unit to be paid to each selected Employee. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to "performance-based compensation," the Committee shall establish the performance goal(s) applicable to each Restricted Stock grant or Restricted Stock Unit no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period or (b) the date on which 25% of the performance period has elapsed, and, in any event, at a time when the outcome of the performance goals remains substantially uncertain, or such other period as is permitted by Code Section 165(m).

                  (d) For each performance period, the Committee shall certify, in writing: (i) if the Corporation has attained the performance targets, and
(ii) the number of shares pursuant to the Code Section 162(m) Restricted Stock Award or Restricted Stock Unit that are to become freely transferable. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Code
Section 162(m) Restricted Stock Award or Restricted Stock Unit. Any certificate for shares under a Code Section 162(m) Restricted Stock Unit shall be issued only after the Committee certifies in writing that the performance goals and restrictions have been satisfied.

                  (e) No shares under a Code Section 162(m) Restricted Stock Award or Restricted Stock Unit shall become transferable until the Committee certifies in writing that the performance goals and restrictions have been satisfied. Any dividends paid during the Restriction Period automatically shall be reinvested on behalf of the Employee in additional shares of Common Stock under the Plan, and such additional shares shall be subject to the same performance goals and restrictions as the other shares under the Code Section 162(m) Restricted Stock Award or Restricted Stock Unit.

                  (f) Except as otherwise provided in this Article X, Section
10.4 and Section 10.5 of the Plan, and subject to applicable federal and state securities laws, shares covered by each Code Section 162(m) Restricted Stock Award or Restricted Stock Unit made under the Plan may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the applicable performance targets and other restrictions are satisfied, as shall be certified in writing by the Committee. At such time, shares covered by the Code Section 162(m) Restricted Stock Award or Restricted Stock Unit shall become freely transferable by the Employee. Once the shares are released from the restrictions, the Employee shall be entitled to have the legend required by
Section 4.5 of the Plan removed from the applicable Common Stock certificate.

                  (g) No Participant may be granted a Code Section 162(m) Restricted Stock Award or Restricted Stock Units during any one fiscal year of the Corporation for more than 200,000 shares of Common Stock.

         4.10 SETTLEMENT OF RESTRICTED STOCK UNIT AWARDS. If a Restricted Stock Unit is payable in Common Stock, the Corporation shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant's Restricted Stock Unit vest or on such other date determined by the Committee, in its discretion, and set forth in the Agreement, one (1) share of Common Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 4.8 or Section 9.1) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, if permitted by the Committee and set forth in the Agreement, the Participant may elect in accordance with terms specified in the Agreement to defer receipt of all or any portion of the shares of Common Stock, cash or other property otherwise issuable to the Participant pursuant to this Section 4.10.

                           V. PERFORMANCE SHARE AWARDS

         5.1 GRANT OF PERFORMANCE SHARE AWARDS. The Committee, at its discretion, may grant Performance Share Awards to Participants and may determine, on an individual or group basis, the performance goals to be attained pursuant to each Performance Share Award.

         5.2 TERMS OF PERFORMANCE SHARE AWARDS.

                  (a) Performance Share Awards shall consist of rights to receive cash, Common Stock or a combination of each, if designated performance goals are achieved.

                  (b) The terms of a Participant's Performance Share Award shall be set forth in his or her individual Performance Share Agreement. Each Agreement shall specify the performance goals applicable to a particular Participant or group of Participants, the period over which the targeted goals are to be attained, the payment schedule if the goals are attained, and any other general terms and conditions applicable to an individual Performance Share Award as the Committee shall determine.

                  (c) Except as set forth in Section 5.3 of the Plan, the Committee, at its discretion, may waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Share Award.

                  (d) Performance Share Awards may be granted in two different forms, at the discretion of the Committee as follows:

                           (i) Under one form, the Participant shall receive a
Performance Share Award that consists of a legended certificate of Common Stock, restricted from transfer prior to the satisfaction of the designated performance goals and restrictions, as determined by the Committee and specified in the Participant's Performance Share Agreement.

                           (ii) Under the second form (a "Performance Share
Award Unit"), the Participant shall receive a Performance Share Agreement from the Committee that specifies the performance goals and restrictions that must be satisfied before the Corporation shall issue the payment, which may be cash, a designated number of shares of Common Stock or a combination of the two.

                  (e) Each certificate representing shares under a Performance Share Award shall bear the following legend:

                           The sale or other transfer of the shares of stock
                  represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Perceptron, Inc. 2004 Stock Incentive Plan ("Plan"), rules and administrative guidelines adopted pursuant to such Plan and a Performance Share Agreement dated . A copy of the Plan, such rules and such Performance Share Agreement may be obtained from the Secretary of Perceptron, Inc.

                  (f) In its discretion, the Committee may, either at the time it grants a Performance Share Award or at any time thereafter, provide for the positive or negative adjustment of the performance goals applicable to a Performance Share Award granted to any Participant whose Performance Share Award has not been designated as a Code Section 162(m) Performance Share Award to reflect such Participant's individual performance in his or her position with the Corporation or such other factors as the Committee may determine.

                  (g) An Agreement may provide for deferred payment in a lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

                  (h) If payment is to be made in shares of Common Stock, the number of such shares shall be determined by dividing the final value of the Performance Share Award by the value of a share of Common Stock determined by the method specified in the Agreement.

                  (i) Participants holding Performance Share Awards or Performance Share Award Units shall have the same voting rights and rights to dividends and other distributions as would Participants holding Restricted Stock or Restricted Stock Units under Article IV.

         5.3 PERFORMANCE SHARE AWARDS GRANTED UNDER CODE SECTION 162(m). The Committee, at its discretion, may designate certain Performance Share Awards as granted pursuant to Code Section 162(m). Such Performance Share Awards must comply with the following additional requirements, which override any other provision set forth in this Article V:

                  (a) The Committee, at its discretion, may grant Code Section 162(m) Performance Share Awards based upon pre-established, objective performance goals that are intended to satisfy the performance-based compensation requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, a Performance Share Award also may be subject to goals and restrictions in addition to the performance requirements.

                  (b) Each Code Section 162(m) Performance Share Award shall be based upon the attainment of specified levels of Corporation or Subsidiary performance during a specified performance period, as measured by any or all of the Performance Measures.

                  (c) For each designated performance period, the Committee shall (i) select those Employees who shall be eligible to receive a Code Section 162(m) Performance Share Award, (ii) determine the performance period, which may be a one to five fiscal year period, (iii) determine the target levels of Corporation or Subsidiary performance, and (iv) determine the Performance Share Award to be paid to each selected Employee. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to "performance-based compensation," the Committee shall establish the performance goal(s) applicable to each Performance Share Award no later than the earlier of
(a) the date ninety (90) days after the commencement of the applicable performance period or (b) the date on which 25% of the performance period has elapsed, and, in any event, at a time when the outcome of the performance goals remains substantially uncertain, or such other period as is permitted by Code
Section 165(m).

                  (d) For each performance period, the Committee shall certify, in writing: (i) if the Corporation has attained the performance targets; and
(ii) the cash or number of shares (or combination thereof) pursuant to the Code
Section 162(m) Performance Share Award that shall be paid to each selected Employee (or the number of shares that are to become freely transferable, if a Code Section 162(m) Performance Share Award is granted subject to attainment of the designated performance goals). The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Code Section 162(m) Performance Share Award. Any certificate for shares under a Code Section 162(m) Performance Share Award Unit shall be issued only after the Committee certifies in writing that the performance goals and restrictions have been satisfied.

                  (e) No shares under a Code Section 162(m) Performance Share Award shall become transferable until the Committee certifies in writing that the performance goals and restrictions have been satisfied.

                  (f) Except as otherwise provided in this Article V or Section
10.4 of the Plan, and subject to applicable federal and state securities laws, shares covered by each Code Section 162(m) Performance Share Award made under the Plan may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the applicable performance targets and other restrictions are satisfied, as shall be certified in writing by the Committee. At such time, shares covered by the Code Section 162(m) Performance Share Award shall become freely transferable by the Participant. Once the shares are released from the restrictions, the Employee shall be entitled to have the legend required by
Section 5.2(e) removed from the applicable Common Stock certificate.

                  (g) Participants holding Code Section 162(m) Performance Awards or Performance Share Award Units shall have the same voting rights and rights to dividends and other distributions as would Participants holding Code
Section 162(m) Restricted Stock or Restricted Stock Units under Article IV.

                  (h) No Participant may be granted a Code Section 162(m) Performance Share Award during any one fiscal year for more than 200,000 shares of Common Stock, except that if a Performance Share Award Unit payout is not based upon a set number of shares of Common Stock for achievement of the performance goals, then no Employee may receive a Code Section 162(m) Performance Share Award Unit which could result in such Employee receiving more than Five Hundred Thousand Dollars ($500,000) for each fiscal year of the Corporation contained in the performance period for such Award. No Employee may be granted more than one Performance Share Award for the same performance period.

                  (i) If permitted under the Employee's Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Code Section 162(m) Performance Share Award that would otherwise be paid to the Employee upon its settlement notwithstanding the attainment of any performance goal. No such reduction may result in an increase in the amount payable upon settlement of another Participant's Code Section 162(m) Performance Share Award.

                       VI. DIRECTOR STOCK PURCHASE RIGHTS

         6.1 ELIGIBILITY. A Director of the Corporation may elect to purchase shares of Common Stock under the Plan using all or a portion of his or her cash fees received for services as a director of the Corporation for which the Director has not yet received payment (including but not limited to, quarterly retainer and Board/Committee meeting fees).

         6.2 ELECTIONS. Elections to purchase Common Stock under the Plan in lieu of cash compensation may be submitted to the Corporation annually, prior to the end of December of each calendar year or such other period established by the Committee. An election shall cover director cash compensation payable in the next calendar year.

         6.3 PURCHASE PRICE. Common Stock purchased by a Director hereunder shall have a purchase price equal to 100% of the Fair Market Value of the Corporation's Common Stock on the first day of the month in which the quarterly Director Fee Payment Date falls.

         6.4 TERMINATION OF SERVICES. If a Director ceases to remain on the Board for any reason, including but not limited to, voluntary or forced resignation, removal, failure to be re-elected as a director, death, Disability or retirement, the Director (or executor, administrator or legal representative, if applicable) shall receive share certificates for all cash director fees earned prior to the Director's departure from the Board for which the Director elected to receive Common Stock pursuant to this Article VI, but for which the Director has not yet received a share certificate. Such share certificates shall be issued following the next quarterly Director Fee Payment Date.

         6.5 NON-ASSIGNABILITY. Any Common Stock purchase right granted hereunder shall be exercised by the Director only and is nontransferable. Upon the death of a Director, any earned, but unpaid cash director fees for which the Director elected to receive Common Stock pursuant to this Article VI, shall be paid in the form of share certificates to the Director's executor, administrator or legal representative in accordance with Section 6.4 above.

         6.6 ADJUSTMENTS. The total amount of Common Stock to be received by a Director at the time of any issuance of a share certificate shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from stock dividends, stock splits, recapitalizations, reorganizations, mergers, combinations, exchanges or other relevant changes in the capital structure of the Corporation occurring from the Director Fee Payment Date on which such shares of Common Stock were earned to the date of issuance of the share certificate for such shares. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion.

         6.7 RULE 16B-3 REQUIREMENTS. Notwithstanding any provision of the Plan, the Committee may impose such conditions on the purchase of shares of Common Stock hereunder as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act, as amended from time to time (or any successor rule). Notwithstanding any provision in the Plan to the contrary, the Committee shall have no discretion with respect to the terms of purchase made pursuant to this Article VI, except to the extent such discretion would not result in the purchase or the Plan failing to qualify for the exemption provided under Rule 16b-3.

         6.8 DELIVERY OF SHARES; RIGHTS PRIOR TO DELIVERY OF SHARES. By December 15th of each year, Directors electing to receive Common Stock will receive share certificates for shares earned during the year. A Director may request to receive Common Stock at any or each quarterly Director Fee Payment Date. No Participant shall have any rights as a shareholder with respect to shares of Common Stock covered by a purchase right until the issuance of a stock certificate. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued.

                            VII. DEFERRED STOCK UNITS

         7.1 ESTABLISHMENT OF DEFERRED STOCK UNIT PROGRAM. The Committee, in its discretion and upon such terms and conditions as it may determine, may establish one or more programs pursuant to the Plan under which:

                  (a) Participants designated by the Committee who are among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to reduce such Participant's compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more awards of Deferred Stock Units with respect to such numbers of shares of Common Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

                  (b) Participants designated by the Committee who are among a select group of management or highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to be granted automatically an award of Deferred Stock Units with respect to such number of shares of Common Stock and upon such other terms and conditions as established by the Committee in lieu of:

                           (i) shares of Common Stock otherwise issuable to such
Participant upon the exercise of an Option;

                           (ii) cash or shares of Common Stock otherwise
issuable to such Participant upon the exercise of a Stock Appreciation Right;

                           (iii) shares of Common Stock otherwise issuable to
such Participant upon the settlement of a Restricted Stock Unit;

                           (iv) cash or shares of Common Stock otherwise
issuable to such Participant upon the settlement of a Performance Share Award;
or

                           (v) shares of Common Stock otherwise issuable in
connection with a Director Stock Purchase Right.

         7.2 TERMS AND CONDITIONS OF DEFERRED STOCK UNITS. Deferred Stock Units granted pursuant to this Section 7.2 shall be evidenced by Agreements in such form as the Committee shall from time to time establish. No such Deferred Stock Unit or purported Deferred Stock Unit shall be a valid and binding obligation of the Corporation unless evidenced by a fully executed Agreement. Agreements evidencing Deferred Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                  (a) Deferred Stock Units shall not be subject to any vesting conditions.

                  (b) Participants shall have no voting rights with respect to shares of Common Stock represented by Deferred Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation). However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Common Stock having a record date prior to date on which Deferred Stock Units held by such Participant are settled. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole and/or fractional Deferred Stock Units as of the date of payment of such cash dividends on Common Stock. The method of determining the number of additional Deferred Stock Units to be so credited shall be specified by the Committee and set forth in the Agreement. Such additional Deferred Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Deferred Stock Units originally subject to the Deferred Stock Unit award. In the event of a dividend or distribution paid in shares of Common Stock or any other adjustment made upon a change in the capital structure of the Corporation as described in Section 9.1, appropriate adjustments shall be made in the Participant's Deferred Stock Unit so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Common Stock issuable upon settlement of the award.

                  (c) A Participant electing to receive an award of Deferred Stock Units pursuant to this Section 7.2, shall specify at the time of such election a settlement date with respect to such award. The Corporation shall issue to the Participant as soon as practicable following the earlier of the settlement date elected by the Participant or the date of termination of the Participant's employment, a number of whole shares of Common Stock equal to the number of whole Deferred Stock Units subject to the Deferred Stock Unit Award. Such shares of Common Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares. Any fractional Deferred Stock Unit subject to the Deferred Stock Unit Award shall be settled by the Corporation by payment in cash of an amount equal to the Fair Market Value as of the payment date of such fractional share.

                   VIII. TERMINATION OF EMPLOYMENT OR SERVICES

         8.1 OPTIONS AND STOCK APPRECIATION RIGHTS.

                  (a) If, prior to the date that an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services for any reason, the Participant's right to exercise the Option or Stock Appreciation Right shall terminate and all rights thereunder shall cease.

                  (b) If, on or after the date that an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services for any reason other than death or Disability, the Participant shall have the right within the period specified in the Participant's Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant's termination of employment or services, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise; provided, however, that the beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than three months after a Participant's termination of employment.

                  (c) If, on or after the date that an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services due to death while an Option or Stock Appreciation Right is still exercisable, the person or persons to whom the Option or Stock Appreciation Right shall have been transferred by will or by the laws of descent and distribution, shall have the right within the exercise period specified in the Participant's Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the Participant's date of death, subject to any other limitation on exercise in effect on the date of exercise; provided, however, that the beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one year after a Participant's date of death. If the Participant dies after termination of employment or services while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of paragraph (c) above.

                  (d) If, on or after the date that an Option or Stock Appreciation Right first becomes Vested, a Participant terminates employment or services due to Disability, the Participant shall have the right, within the exercise period specified in the Participant's Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant's termination of employment or services, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise; provided, however, that the beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one year after a Participant's termination of employment due to Disability.

                  (e) The Committee may designate in a Participant's Agreement that an Option or Stock Appreciation Right shall terminate at an earlier or later time than set forth above.

                  (f) The Committee, at the time of a Participant's termination of employment or services, may accelerate a Participant's right to exercise an Option or extend the exercise period of an Option or Stock Appreciation Right (but in no event past the tenth anniversary of the Grant Date of such Option or Stock Appreciation Right); provided, however that the extension of the exercise period for an Incentive Stock Option may cause such Option to forfeit its preferential tax treatment.

                  (g) Shares subject to Options and Stock Appreciation Rights that are not exercised in accordance with the provisions of paragraph (a) through (f) above shall expire and be forfeited by the Participant as of their expiration date and, subject to Section 1.6, shall become available for new grants and awards under the Plan as of such date.

         8.2 RESTRICTED STOCK GRANTS AND UNITS. If a Participant terminates employment or services for any reason, the Participant's rights to shares of Common Stock subject to a Restricted Stock grant or Restricted Stock Unit that are still subject to the Restriction Period automatically shall terminate and be forfeited by the Participant (or, if the Participant was required to pay a purchase price for the Restricted Stock, other than the performance of services, the Corporation shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant which are still subject to the Restriction Period) and, subject to Section 1.6, said shares shall be available for new grants and awards under the Plan as of such termination date; provided, however, that the Committee, in its sole discretion, may include a provision in a Participant's Restricted Stock or Restricted Stock Unit Agreement providing for the continuation of a Restricted Stock grant or Restricted Stock Unit after a Participant terminates employment or services or waiving or changing the remaining restrictions or adding additional restrictions with respect to any Restricted Stock grant or Restricted Stock Unit that would otherwise be forfeited, as it deems appropriate, or may otherwise waive or change all or part of the remaining restrictions or add additional restrictions to any such Restricted Stock grant or Restricted Stock Unit. Notwithstanding the foregoing, the Committee shall not waive any restrictions on a Code Section 162(m) Restricted Stock Award or Restricted Stock Unit, but the Committee may include a provision in an Employee's Code Section 162(m) Restricted Stock or Restricted Stock Unit Agreement stating that upon the Employee's termination of employment due to (i) death, (ii) Disability, or (iii) involuntary termination by the Corporation without cause (as defined in such agreement) prior to the attainment of the associated performance goals and the termination of the Restriction Period, that the performance goals and restrictions shall be deemed to have been satisfied on terms determined by the Committee.

         8.3 PERFORMANCE SHARES. Performance Share Awards shall expire and be forfeited by a Participant upon the Participant's termination of employment or services for any reason, and, subject to Section 1.6, such shares shall be available for new grants and awards under the Plan as of such termination date; provided, however, that the Committee, in its discretion, may include a provision in a Participant's Performance Share Award Agreement providing for the continuation of a Performance Share Award after a Participant terminates employment or services or waiving or changing all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Share Award or may otherwise waive or change all or part of the conditions, goals and restrictions applicable to such Performance Share Award. Notwithstanding the foregoing, the Committee shall not waive any restrictions on a Code Section 162(m) Performance Share Award, but the Committee may include a provision in an Employee's Code Section 162(m) Performance Share Agreement stating that upon the Employee's termination of employment due to (i) death,
(ii) Disability, or (iii) involuntary termination by the Corporation without cause (as defined in such Agreement) prior to the attainment of the associated performance goals and restrictions, that the performance goals and restrictions shall be deemed to have been satisfied on terms determined by the Committee.

         8.4 OTHER PROVISIONS. The transfer of an Employee from one corporation to another among the Corporation and any of its Subsidiaries, or a leave of absence under the leave policy of the Corporation or any of its Subsidiaries, shall not be a termination of employment for purposes of the Plan, unless a provision to the contrary is expressly stated by the Committee in a Participant's Agreement issued under the Plan.

                      IX. ADJUSTMENTS AND CHANGE IN CONTROL

         9.1 ADJUSTMENTS.

                  (a) The total amount of Common Stock for which Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Awards, Director Stock Purchase Rights and Deferred Stock Units may be issued under the Plan, the number of shares subject to any such grants, awards or purchases (both as to the number of shares of Common Stock and exercise price), and the limit on the number of shares that can be included in an Award under Sections 2.1, 3.1, 4.9(g) and 5.3(h), shall be adjusted pro rata for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, a reclassification of Common Stock or other similar transaction determined by the Committee to be covered by this
Section 9.1(a); provided, however, in each case, that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 422 of the Code or any successor provision thereto to the extent that such Option is intended to remain an Incentive Stock Option. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

                  (b) In the event of a proposed dissolution or liquidation of the Corporation, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for a Participant to have the right to exercise his or her Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Units, Performance Share Award or Deferred Stock Unit in full for a period specified by the Committee as to all of the shares of Common Stock covered thereby, including shares as to which the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit would not otherwise be exercisable, subject to the proposed dissolution or liquidation taking place at the time and in the manner contemplated. In addition, the Committee may provide that any re-purchase option of the Corporation applicable to the shares purchased upon exercise of an Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Rights or Deferred Stock Unit shall lapse as to all such shares, provided that the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit shall terminate immediately prior to the consummation of the proposed dissolution or liquidation.

                  (c) In the event of a merger of the Corporation with or into another corporation where the Corporation is not the surviving corporation, a reverse triangular merger where the Corporation is the surviving corporation, but its stock is exchanged for stock of the parent company of the other party to the merger, the sale of substantially all of the assets of the Corporation, the reorganization of the Corporation or other similar transaction determined by the Committee to be covered by this Section 9.1(c), it is intended that each outstanding Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit shall be assumed or an equivalent option or right substituted by the successor corporation, the parent or a subsidiary of the successor corporation or the parent of the Corporation following a reverse triangular merger. In the event that such successor corporation (or the parent or a subsidiary thereof or the parent of the Corporation following a reverse triangular merger) refuses to assume or substitute for the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Deferred Stock Unit, or Director Stock Purchase Right, the Participant shall fully vest in and have the right to exercise the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit in full, including shares which would not otherwise be vested or exercisable, and the Participant shall have his or her Director Stock Purchase Right paid in full in Common Stock for services through the date of the consummation of the transaction. If an Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger, sale of assets, reorganization or other transaction, the Committee shall notify the Participant in writing or electronically that the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit shall be fully vested and exercisable for a period specified by the Committee from the date of such notice, provided that if such period expires prior to the consummation of the merger, sale of assets, reorganization or other transaction, any exercise shall be subject to the proposed merger, sale of assets or other transaction taking place, and the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit shall terminate upon the expiration of such period (or the consummation of the merger, sale of assets, reorganization or other transaction, if later). For the purposes of this paragraph, the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit shall be considered assumed if, following the merger, sale of assets, reorganization or other transaction, the option or right confers the right to purchase or receive, for each share covered by the Participant's Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit immediately prior to such transaction, the consideration (whether stock, cash, or other securities or property) received in the merger, sale of assets, reorganization, or other transaction, by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration determined by the Committee); provided, however, that if such consideration received in the merger, sale of assets, reorganization, or other transaction, is not solely common stock of the successor corporation (or the parent or a subsidiary thereof), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit, for each share of Common Stock subject to the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit to be solely (i) common stock of the successor corporation (or the parent or a subsidiary thereof) equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger, sale of assets, reorganization or other transaction, or (ii) cash.

                  (d) In the event of a proposed spin-off or a transfer by the Corporation of a portion of its assets resulting in the employment of certain Participants by the spin-off entity or the entity acquiring assets of the Corporation, the Committee may make whatever adjustments it determines appropriate with respect to such terminating Participants.

                  (e) The foregoing adjustments shall be made by the Committee. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit. The Committee need not make the same adjustments for each Participant.

         9.2 CHANGE IN CONTROL.

                  (a) The Committee in its discretion may provide in a Participant's Agreement or otherwise, notwithstanding anything contained herein to the contrary, that in the event of a Change in Control, or the occurrence of a Change in Control and such other event or events as determined by the Committee, any or all of the following will occur: (i) any outstanding Option or Stock Appreciation Right granted to such Participant hereunder immediately shall become fully Vested and exercisable in full, regardless of any installment provision applicable to such Option or Stock Appreciation Right; (ii) the remaining Restriction Period on any shares of Common Stock subject to a Restricted Stock grant or Restricted Stock Unit hereunder immediately shall lapse and the shares shall become fully transferable, subject to any applicable federal or state securities laws; (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding Performance Share Awards granted to such Participant hereunder, and such Awards shall become payable in full; (iv), for purposes of any Deferred Stock Unit granted to such Participant hereunder, payments due under the Deferred Stock Unit should become immediately payable; or (v) such other treatment as the Committee may determine.

                  (b) The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or Stock Appreciation Right outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Common Stock subject to such canceled Option or Stock Appreciation Right in (i) cash, (ii) stock of the Corporation or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Common Stock in the Change in Control over the exercise price per share under such Option or Stock Appreciation Right (the "Spread"). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled Options and Stock Appreciation Rights as soon as practicable following the date of the Change in Control.

                                X. MISCELLANEOUS

         10.1 PARTIAL EXERCISE/FRACTIONAL SHARES. The Committee may permit, and shall establish procedures for, the partial exercise of Options and Stock Appreciation Rights granted under the Plan. No fractional shares shall be issued in connection with the exercise of an Option, a Stock Appreciation Right or Director Stock Purchase Right or payment of a Restricted Stock award, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit; instead, the Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Committee, the number of shares shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded, and, in the case of an Option, the number of shares subject to the Option shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded.

         10.2 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of an Option or Stock Appreciation Right (including, without limitation, the right of the Committee to limit the time of exercise to specified periods), the grant of Restricted Stock or Restricted Stock Unit, the payment of a Performance Share Award or Deferred Stock Unit, or a Director Stock Purchase Right, as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act.

         10.3 RIGHTS PRIOR TO ISSUANCE OF SHARES. No Participant shall have any rights as a shareholder with respect to shares covered by an Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right, or Deferred Stock Unit until the issuance of a stock certificate for such shares. Except as otherwise provided in the Plan, no adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued.

         10.4 NON-ASSIGNABILITY. Except as otherwise determined by the Committee in its discretion, the following restrictions on assignability of any award under the Plan shall apply to all

Participants: (i) no Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit shall be transferable by a Participant except by will or the laws of descent and distribution; (ii) during the lifetime of a Participant, an Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Director Stock Purchase Right or Deferred Stock Unit shall be exercised only by the Participant, except in the event of the Participant's Disability, in which case the Participant's legal guardian or the individual designated in the Participant's durable power of attorney may exercise the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Director Stock Purchase Right or Deferred Stock Unit; and (iii) any transferee of the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit shall take the same subject to the terms and conditions of this Plan. No transfer of an Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit by will or the laws of descent and distribution, or as otherwise permitted by the Committee, shall be effective to bind the Corporation unless the Corporation shall have been furnished with written notice thereof and a copy of the will and/or such evidence as the Corporation may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit.

         10.5 SECURITIES LAWS.

                  (a) Anything to the contrary herein notwithstanding, the Corporation's obligation to sell and deliver Common Stock pursuant to the exercise of an Option or Stock Appreciation Right or deliver Common Stock pursuant to a Restricted Stock grant, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Rights or Deferred Stock Unit is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of The Nasdaq Stock Market or any stock exchange, recognized trading market or quotation system on which the Common Stock may be listed or traded, or the provisions of any state securities laws, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

                  (b) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option, Stock Appreciation Right or a Deferred Stock Unit, the grant of Restricted Stock or a Restricted Stock Unit, the payment of a Performance Share Award or pursuant to a Director Stock Purchase Right under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) under the requirements of The Nasdaq Stock Market or any other securities exchange, recognized trading market or quotation system upon which such shares of Common Stock are then listed or traded, and (iii) under any state securities laws applicable to such shares. No shares shall be issued until counsel for the Corporation has determined that the Corporation has complied with all requirements under appropriate securities laws.

         10.6 WITHHOLDING TAXES.

                  (a) The Corporation shall have the right to withhold from a Participant's compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option or Stock Appreciation Right, the lapse of the Restriction Period on shares of Common Stock subject to a Restricted Stock grant or Restricted Stock Unit or the payment of a Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit, to the extent the Corporation is required to withhold such taxes. The Committee may permit a Participant to make a written election to tender previously-acquired shares of Common Stock or have shares of stock withheld from the exercise to satisfy applicable withholding for income and employment taxes associated with an Award under this Plan; provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. The Committee may permit a Participant to use the cashless exercise procedure of Section 2.4 to satisfy the withholding requirements related to the exercise of an Option. At no point shall the Corporation withhold more shares than are necessary to meet the established tax withholding requirements of federal, state and local obligations.

                  (b) A Participant subject to the insider trading restrictions of Section 16(b) of the Exchange Act may use Common Stock to satisfy the applicable withholding requirements only if such disposition is approved in accordance with Rule 16b-3 of the Exchange Act. Any election by a Participant to utilize Common Stock for withholding purposes is further subject to the discretion of the Committee.

         10.7 TERMINATION AND AMENDMENT.

                  (a) The Plan shall continue in effect until the earlier of October 22, 2014, its termination by the Board or the date on which all of the shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. The Board may terminate the Plan, the granting of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Share Awards or Deferred Stock Units under the Plan, or purchases of Common Stock pursuant to the Director Stock Purchase Rights, at any time.

                  (b) The Board may amend or modify the Plan at any time and from time to time, but no amendment or modification shall, without the approval of the shareholders of the Corporation, (i) materially increase the benefits accruing to Participants under the Plan; (ii) increase the amount of Common Stock for which grants and awards may be made under the Plan, except as permitted under Sections 1.6 and 9.1; (iii) change the provisions relating to the eligibility of individuals to whom grants and awards may be made under the Plan; (iv) permit the repricing of Options or Stock Appreciation Rights as prohibited by Section 1.7; or (v) permit the granting of Options (other than Indexed Options) with exercise prices less than Fair Market Value on the date of grant. In addition, so long as the Corporation's Common Stock is listed on The Nasdaq Stock Market or another stock exchange, the Board may not amend the Plan in a fashion requiring approval of the shareholders of the Corporation under the rules of The Nasdaq Stock Market or such other stock exchange, without obtaining the approval of the shareholders.

                  (c) No amendment, modification, or termination of the Plan shall in any manner affect (i) any Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit granted under the Plan without the consent of the Participant holding the Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit, except as set forth in any Agreement relating to such Option, Stock Appreciation Right, Restricted Stock grant, Restricted Stock Unit, Performance Share Award or Deferred Stock Unit granted under the Plan or (ii) any election to purchase Common Stock pursuant to a Director Stock Purchase Right made prior to such amendment, modification or termination of the Plan, without the consent of the Participant who made such election.

         10.8 EFFECT ON EMPLOYMENT. Neither the adoption of the Plan nor the granting of any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share Award, Director Stock Purchase Right or Deferred Stock Unit pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment, or as a non-employee director or Consultant, of the Corporation or a Subsidiary.

         10.9 USE OF PROCEEDS. The proceeds received from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes of the Corporation.

         10.10 REPURCHASE RIGHTS. Shares of Common Stock issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions, as determined by the Committee in its discretion at the time the Award is granted. The Corporation shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Corporation. Upon request by the Corporation, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Common Stock hereunder and shall promptly present to the Corporation any and all certificates representing shares of Common Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

         10.11 SEVERABILITY. If any one or more of the provisions (or any part thereof) of this Plan or of any Agreement issued hereunder, shall be held to be invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or of any Agreement shall not in any way be affected or impaired thereby. The Corporation may, without the consent of any Participant, and in a manner determined necessary solely in the discretion of the Corporation, amend the Plan and any outstanding Agreement as the Corporation deems necessary to ensure the Plan and all Awards remain valid, legal or enforceable in all respects.

         10.12 BENEFICIARY DESIGNATION. Subject to local laws and procedures, each Participant may file with the Corporation a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Participant in writing with the Corporation during the Participant's lifetime. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation may be subject to the consent of the Participant's spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant's death, the Corporation will pay any remaining unpaid benefits to the Participant's legal representative.

         10.13 UNFUNDED OBLIGATION. Participants shall have the status of general unsecured creditors of the Corporation. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. The Corporation shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Corporation shall retain at all times beneficial ownership of any investments, including trust investments, which the Corporation may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or the Corporation and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of the Corporation. The Participants shall have no claim against the Corporation for any changes in the value of any assets which may be invested or reinvested by the Corporation with respect to the Plan.

         10.14 APPROVAL OF PLAN. Unless this Plan has been approved by the shareholders of the Corporation within 12 months after adoption of the Plan by the Board, as required by Section 422 of the Code, this Plan, and any grants or awards made hereunder, shall be of no further force or effect.

         IN WITNESS WHEREOF, this 2004 Stock Incentive Plan has been executed on behalf of the Corporation on the 22nd day of October, 2004.

                                    PERCEPTRON, INC.


                                    By: /s/ Alfred A. Pease
                                        -------------------------------------
                                        Alfred A. Pease,
                                        President and Chief Executive Officer

                      BOARD OF DIRECTORS APPROVAL: 10/22/04
                          SHAREHOLDER APPROVAL: 12/6/04



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